UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation ororganization)	001-02199 (Commission File Number)	39-0126090 (I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On August 14, 2006, Allis-Chalmers Energy Inc. (the “Company”) issued a press release announcing that the Company closed its public offering of 3,450,000 shares of common stock, par value $0.01 per share, as described in the Company’s registration statement on Form S-1 (Registration No. 333-133874) and the related final prospectus dated August 8, 2006 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated August 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: August 14, 2006	By:	/s/ Victor M. Perez
		Name:	Victor M. Perez
		Title:	Chief Financial Officer

Exhibit
Number	Description
99.1	Press Release, dated August 14, 2006.